Exhibit 3.14

State of California Secretary of State      Bill Jones

CERTIFICATE OF LIMITED PARTNERSHIP A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form					This Space For Filing Use Only

1.	NAME OF THE LIMITED PARTNERSHIP (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)
MATRIX LAS CIENAGAS LIMITED PARTNERSHIP

2.	STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE				CITY AND STATE		ZIP CODE
	588 VIA RUEDA				SANTA BARBARA CA		93110

3.	STREET ADDRESS OF CALIFORNIA OFFICE WHERE RECORDS ARE KEPT				CITY	STATE	ZIP CODE
	588 VIA RUEDA				SANTA BARBARA	CA	93110

4.	COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON THE DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON _____________________________________ 19______ WITH THE RECORDER OF _______________________________ COUNTY.           FILE OR RECORDATION NUMBER _________________________

5.	NAME THE AGENT FOR SERVICE OF PROCESS AND CHECK THE APPROPRIATE PROVISION BELOW:
MICHAEL D. MCCASKEY ____________________________________________________________________________, WHICH IS
	☒	AN INDIVIDUAL RESIDING IN CALIFORNIA. PROCEED TO ITEM 6.
	☐	A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505. PROCEED TO ITEM 7.

6.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS:
ADDRESS:588 VIA RUEDA
	CITY: SANTA BARBARA			STATE: CA	ZIP CODE: 93110

7.	NAMES AND ADDRESS OF ALL GENERAL PARTNERS: (ATTACH ADDITIONAL PAGES, IF NECESSARY)
	A.	NAME:	MATRIX OIL CORPORATION
		ADDRESS:	588 VIA RUEDA
		CITY:	SANTA BARBARA	STATE: CALIFORNIA	ZIP CODE: 93110

	B.	NAME:
ADDRESS:
		CITY:		STATE:	ZIP CODE:

8.	INDICATE THE NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. ☐

9.

OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE SET FORTH ON SEPARATE ATTACHED PAGES AND ARE MADE A PART OF THIS CERTIFICATE. OTHER MATTERS MAY INCLUDE THE PURPOSE OF BUSINESS OF THE LIMITED PARTNERSHIP (E.G., “GAMBLING ENTERPRISE”).           ☐

10.	TOTAL NUMBER OF PAGES ATTACHED, IF ANY: ☐

11.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

MATRIX OIL CORP.
		/s/ Bob W. Dutton	V.P.	Bob W. Dutton		8/30/01

		SIGNATURE	POSITION OR TITLE	PRINT NAME		DATE

		SIGNATURE	POSITION OR TITLE	PRINT NAME		DATE

		TYPE OR PRINT NAME OF AUTHORIZED PERSON		DATE

		SEC/STATE (REV. 11/98)		FORM LP-1 FILING FEE: $70.00 Approved by Secretary of State

  State of California   Secretary of State        Bill Jones

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form					This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER			2.	NAME OF LIMITED PARTNERSHIP
	200126100002			Matrix Las Cienagas Limited Partnership

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)

	B.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE
		ADDRESS	920 Garden St; Ste B
		CITY	SANTA BARBARA	STATE CA	ZIP CODE 93101

	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
		STREET ADDRESS	AS IN 3B
		CITY		STATE	ZIP CODE

	D.	THE ADDRESS OF THE GENERAL PARTNER(S)
NAME
ADDRESS
		CITY		STATE	ZIP CODE

	E.	NAME CHANGE OF GENERAL PARTNER(S)		FROM	TO:

	F.	GENERAL PARTNER(S) CESSATION
MATRIX OIL CORPORATION

	G.	GENERAL PARTNER ADDED
		NAME	JJM TRANSPORTATION
		ADDRESS	920 GARDEN ST; STE B
		CITY	SANTA BARBARA	STATE CA	ZIP CODE 93101

	H.	THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
		CITY		STATE	ZIP CODE

	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS
Same as on record

	J.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS change current to:
		ADDRESS	1746 PROSPECT AVE
		CITY	SANTA BARBARA	STATE CA	ZIP CODE 93101

	K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION: ☐

	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4.	TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

	/s/ Michael McCaskey		Corporate Secretary—JJM Transportation	Michael McCaskey	5/7/02

	SIGNATURE		POSITION OR TITLE	PRINT NAME	DATE

	SIGNATURE		POSITION OR TITLE	PRINT NAME	DATE

	SEC/STATE (REV. 10/98)			FORM LP-2 FILING FEE: $70.00 Approved by Secretary of State

State of California    Kevin Shelley  Secretary of State

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form				This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER		2.			NAME OF LIMITED PARTNERSHIP
	200126100002		MATRIX LAS CIENAGAS LIMITED PARTNERSHIP

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)
MATRIX LAS CIENEGAS LIMITED PARTNERSHIP

	B.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE

	C.	THE STREET ADDRESS OF IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY	STATE	ZIP CODE
CA

	D.	THE ADDRESS OF THE GENERAL PARTNER(S)
		NAME	ADDRESS	CITY AND STATE		ZIP CODE

	E.	NAME CHANGE OF GENERAL PARTNER(S)		TO:
FROM

	F.	GENERAL PARTNER(S) CESSATION

	G.	NAME OF GENERAL PARTNER(S) ADDED
		ADDRESS		CITY AND STATE		ZIP COE

	H.	THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
		NAME	ADDRESS	CITY AND STATE		ZIP CODE

	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS

	J.	ADDRESS OF AGENT FOR SERVICE OR PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE

	K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:

	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

	/s/ Michael McCaskey		Secretary of General Partner

	SIGNATURE OF AUTHORIZED PERSON		POSITION OR TITLE OF AUTHORIZED PERSON

	MICHAEL McCASKEY		9-12-03

	TYPE OR PRINT NAME OF AUTHORIZED PERSON		DATE

	SIGNATURE OF AUTHORIZED PERSON		POSITION OR TITLE OF AUTHORIZED PERSON

	TYPE OR PRINT NAME OF AUTHORIZED PERSON		DATE

	LP-2 (REV 07/2003)		Approved by Secretary of State

  State of California   Secretary of State

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form				This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER		2.			NAME OF LIMITED PARTNERSHIP
	200126100002		Matrix Las Cienegas Limited Partnership

3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)

	B.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE
		104 W. Anapamu Street, Suite C		Santa Barbara, CA		93101

	C.	THE STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY STATE		ZIP CODE
		104 W. Anapamu Street, Suite C		Santa Barbara CA		93101

	D.	THE ADDRESS OF THE GENERAL PARTNER(S)
		NAME	ADDRESS	CITY AND STATE		ZIP CODE
		Matrix Partnership Management Corporation	104 W. Anapamu Street, Suite C	Santa Barbara, CA		93101

	E.	NAME CHANGE OF GENERAL PARTNER(S)
		FROM	TO:
		J.J.M. Transportation Corp.	Matrix Partnership Management Corporation

	F.	GENERAL PARTNER(S) CESSATION

	G.	NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE		ZIP COE

	H.	THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
		NAME	ADDRESS	CITY AND STATE		ZIP CODE

	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS
Michael McCaskey

	J.	ADDRESS OF AGENT FOR SERVICE OR PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE
		1746 Prospect Avenue		Santa Barbara	CA	93103

	K.	NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:

	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

	/s/ Michael McCaskey		Secretary, Matrix Partnership Management Corporation, General Partner

	SIGNATURE OF AUTHORIZED PERSON		POSITION OR TITLE OF AUTHORIZED PERSON

	Michael McCaskey		08/29/07

	TYPE OR PRINT NAME OF AUTHORIZED PERSON		DATE

	SIGNATURE OF AUTHORIZED PERSON		POSITION OR TITLE OF AUTHORIZED PERSON

	TYPE OR PRINT NAME OF AUTHORIZED PERSON		DATE

	LP-2 (REV 03/2005)		Approved by Secretary of State

LP-2		Amendment to Certificate of Limited Partnership (LP)

To change information of record for your LP, fill out this form, and submit for filing along with:
–	A $30 filing fee,
–	A separate, non-refundable $15 service fee, if you drop off the completed form.
Items 3-7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.						This Space For Office Use Only

For questions about this form, go towww.sos.ca.gov/business/be/filing-tips.htm

		LP’s File No. (issued by CA Secretary of State): 200126100002		‚	LP’s Exact Name (on file with CA Secretary of State): Matrix Las Cienegas Limited Partnership

ƒ	New LP Name:

The new LP name: must end with “Limited Partnership,” “LP,” or “L.P.,” and may not contain “bank,” “insurance,” “trust,” “trustee,” “incorporated,” “inc.,” “corporation,” or “corp.”

„	New LP Office Address in California					CA

	street address				city (no abbreviations)	state	zip

…	New Agent/Address for Service of Process:(The agent must be a CA resident or qualified 1505 corporation in CA.)
	a.	Agent’s name:

	b.	Agent’s address:				CA

			street address (if agent is not a corporation)		city (no abbreviations)	state	zip

†	General Partner Changes:
	a.	New general partner:

			name address		city (no abbreviations)	state	zip
	b.	Address change:

			name address		city (no abbreviations)	state	zip
	c.	Name change:	Old name: Matrix Partnership Management Corporation New name:Matrix Oil Management Corporation
	d.	Name of disassociated general partner: ______________________________________________________________________________________

‡

Dissolved LP:(Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm)

	a.	☐			The LP is dissolved and wrapping up its affairs.
	b.	☐			The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP:

			name address		city (no abbreviations)	state	zip

ˆ

Read and sign below: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 ½” x 11”). All attachments are part of this amendment.

I declare that I am the person who signed this form and that signing this form is my act.

	„	/s/ Jeffrey Kerns			Jeffrey Kerns, Secretary of Matrix Oil ManagementCorporation10/04/12

	Sign here				Print your name here	Date
„

	Sign here				Print your name here	Date

	Make check/money order payable to: Secretary of State We can give you up to 2 free certified copies of your filed form if you submit up to 2 completed copies of this form (with all attachments).				By Mail Secretary of State Business Entities, P.O. Box 944225 Sacramento, CA 94244-2250	Drop-Off Secretary of State 1500 11th St., 3rd Floor Sacramento, CA 95814

	Corporations Coe § 15902.02 LP-2 (REV 09/2010)				2010 California Secretary of State www.sos.ca.gov/business/